UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 23, 2009
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12867 (Commission File Number)	94-2605794 (IRS Employer Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Text of Press Release, dated December 23, 2009
Ex-99.2 Supplemental Financial Information
Ex-99.3 H3C - Summary Financial Information Provided to Bank Lenders

ITEM 2.02	Results of Operations and Financial Condition
Financial Results.
     On December 23, 2009, 3Com Corporation, or the Company, (i) issued a press release regarding its financial results for its fiscal quarter ended November 27, 2009 and (ii) posted supplementary financial information concerning the Company to the investor relations portion of its web site, www.3Com.com. The full text of the press release is attached hereto as Exhibit 99.1. The supplementary financial material is attached hereto as Exhibit 99.2.
     The information in Item 2.02 of this Form 8-K and the exhibits attached hereto as Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Non-GAAP Financial Measures.
     In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under generally accepted accounting principles in the United States, or GAAP.
     More specifically, the Company uses one or more of the following non-GAAP financial measures: non-GAAP gross profit/loss (and margin), non-GAAP operating profit/loss (and margin), non-GAAP net income/loss (and margin), non-GAAP net income/loss per share, non-GAAP research and development, sales and marketing and general and administrative expenses and non-GAAP operating profit/loss before taxes. We also may disclose non-GAAP gross margin and non-GAAP operating profit and margin measures for our Networking and TippingPoint businesses. These measures are adjusted to exclude some or all of the items discussed below. Management believes these supplemental measures contribute to management’s ability, and the ability of the investor and financial analyst community, to compare our businesses to those of our competitors who report similar metrics.
     It should be noted that the non-GAAP operating profit measure used as a metric in several components of our executive compensation is defined to exclude the following charges and benefits: restructuring, amortization, stock-based compensation expense and special items that the Compensation Committee believes are unusual and outside of the Company’s on-going operations. Such measure may be different than our publicly reported non-GAAP operating profit measure discussed in this Form 8-K because the Compensation Committee independently considers the appropriateness of excluding various items for the purposes of measuring executive compensation.
     Discussion. The Company uses these measures in its public statements. Management believes these non-GAAP measures help indicate the Company’s baseline performance before gains, losses or charges that are considered by management to be outside on-going operating results. Accordingly, management uses these non-GAAP measures to gain a better understanding of the Company’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analysis;

•	a higher degree of transparency for certain expenses (particularly when a specific charge impacts multiple line items);

•	a better understanding of how management plans and measures the Company’s underlying business; and

•	an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.

     In order to provide meaningful comparisons, the Company believes that it needs to adjust for gains as well as charges that are outside the core operations. Accordingly, certain gains may be excluded.
     The non-GAAP measures used by the Company are defined to exclude one or more of the following items:
     Restructuring
     Management believes the costs related to restructuring activities are not indicative of the Company’s normal operating costs. The restructuring charge consists primarily of severance expense and facility closure costs.
     Amortization of Intangibles
     Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both the Company’s newly acquired and long-held businesses. Also, amortization is a non-cash charge for the periods presented.
     Stock-based Compensation
     Stock-based compensation expenses are non-cash charges that relate to restricted stock and stock option amortization, as well as additional stock-based compensation expense that represents the fair value of stock-based compensation required pursuant to FAS 123 (R). The FAS 123 (R)-related expense is excluded because management believes as a non-cash charge it is not a meaningful indicator of core operating business results. Management manages the business primarily without regard to these non-cash expenses. In addition, because the calculation of these expenses is dependent on factors such as forfeiture rate, volatility of the Company’s stock and a risk-free interest rate, all of which are subject to fluctuation, these charges are expected to be variable over time, and therefore may not provide a meaningful comparison of core operating results among periods. It is useful to note that these factors are generally outside the Company’s control.
     Benefit from Realtek Patent Resolution
     We recorded a benefit in the form of an offset to operating expenses for the payments we received in connection with a patent dispute resolution with Realtek. This is a non-recurring item, and not part of our ordinary course business operations. Accordingly, management determined to adjust our results to exclude this item. Management does not measure our performance with these items included.
     Acquiree Expensed Acquisition Costs
     The Company excludes expenses related to its proposed acquisition by Hewlett-Packard Company. These expenses are one-time charges that are not indicative of core operations as they relate to a one-time specific proposed transaction to acquire the Company.
     Fees to Facilitate More Autonomous Operation of Subsidiary
     The Company also excluded fees related to costs incurred to facilitate a more autonomous operation for a Company subsidiary. These fees are one-time items.
     Favorable Tax Adjustment Related to Resolution of 2008 Tax Rate in PRC
     We recorded a favorable tax adjustment, reflecting final resolution of our calendar year 2008 tax rate in China. The Company excluded this item because it is not related to on-going operations and the Company had previously recorded a provision at a higher tax rate in China based on the current tax law without giving effect to any concessions or new tax status to which we were eventually determined to be entitled.
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     Per Share Metrics. The Company believes that it is important to provide per share metrics, in addition to absolute dollar measures, when describing its business, including when presenting non-GAAP measures. To the extent 3Com is in an “income position” on a non-GAAP basis, we use our “diluted” shares (as opposed to our “basic” shares) in order to calculate the non-GAAP per share measures.
     Forward-Looking Measures. For the Company’s forward-looking non-GAAP measures, if any, the Company is unable to provide a quantitative reconciliation because the information is not available without unreasonable effort.
     General. These non-GAAP measures have limitations because they do not include all items of income and expense that impact the Company’s operations. Management compensates for these limitations by also considering the Company’s GAAP results. The non-GAAP financial measures the Company uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating income, net income and income per share, and should not be considered measures of the Company’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.

ITEM 7.01	Regulation FD Disclosure
     As required by its senior secured credit facility the Company made available to its senior secured bank lenders certain summary financial information concerning H3C. This financial data is attached hereto as Exhibit 99.3 and is hereby incorporated by reference into this Item 7.01.
     The information in Item 7.01 of this Form 8-K and the exhibit attached hereto as Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description
99.1	Text of Press Release, dated December 23, 2009, titled “3Com Reports Results for Second Quarter Fiscal Year 2010”
99.2	Supplemental Financial Information — Fiscal Quarter Ended November 27, 2009
99.3	H3C — Summary Financial Information Provided to Bank Lenders

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION
Date: December 23, 2009	By:	/s/ Jay Zager
Jay Zager
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release, dated December 23, 2009, titled “3Com Reports Results for Second Quarter Fiscal Year 2010”
99.2	Supplemental Financial Information — Fiscal Quarter Ended November 27, 2009
99.3	H3C — Summary Financial Information Provided to Bank Lenders